SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003
                                                          --------------


                                  CARMAX, INC.


             (Exact name of registrant as specified in its charter)


  Virginia                         1-31420                     54-1821055
-------------                   ------------                   ----------
(State or other                  (Commission                  (IRS Employer
jurisdiction                      File No.)                Identification No.)
of incorporation)


4900 Cox Road, Glen Allen, Virginia                                  23060
-----------------------------------                                  -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 804-747-0422



Item 9.                    Regulation FD Disclosure.
-------                    -------------------------

                           The information in this report is being furnished as required by Item 12 of Form 8-K. The registrant issued a press release on March 31, 2003, announcing its fourth quarter and fiscal year 2003 sales and earnings and fiscal year 2004 expectations, which press release is attached hereto as Exhibit 99.1.


Exhibit No.                Description
----------                 -----------
99.1                       Press  release  dated  March  31,  2003,  announcing
                           fourth quarter and fiscal year 2003 sales and earnings and fiscal year 2004 expectations.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARMAX, INC.


                                    By:      /s/ Keith Browning
                                             ------------------
                                             Keith Browning
                                             Executive Vice President
                                             and Chief Financial Officer





Date:  March 31, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                                  CARMAX, INC.
                                  ------------

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
------                              -------


 99.1 Press release dated March 31, 2003, entitled "Carmax Reports Fourth Quarter and Fiscal Year 2003 Sales and Earnings; Releases Fiscal Year 2004 Expectations."